SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

Deutsche New York Tax-Free Income Fund
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the summary section of the fund’s prospectuses.
Ashton P. Goodfield, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 1999.
Matthew J. Caggiano, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2004.
Rebecca L. Flinn, Director. Portfolio Manager of the fund through July 12, 2018. Began managing the fund in 2014.
Peter Aloisi, CFA, Vice President. Portfolio Manager of the fund. Began managing the fund in 2018.
The following information replaces the existing similar disclosure relating to the fund contained under the “MANAGEMENT” sub-heading of the “Fund Details” section of the fund’s prospectuses.
Ashton P. Goodfield, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 1999.
■	Joined DWS in 1986.
■	Co-Head of Municipal Bonds.
■	BA, Duke University.
Matthew J. Caggiano, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2004.
■	Joined DWS in 1989.
■	BS, Pennsylvania State University; MS, Boston College.
Rebecca L. Flinn, Director. Portfolio Manager of the fund through July 12, 2018. Began managing the fund in 2014.
■	Joined DWS in 1986.
■	BA, University of Redlands, California.
Peter Aloisi, CFA, Vice President. Portfolio Manager of the fund. Began managing the fund in 2018.
■	Joined DWS in 2010 with five years of industry experience; previously, served as an Associate at Banc of America Securities.
■	BA and MBA, Boston College.

Please Retain This Supplement for Future Reference

June 25, 2018
PROSTKR-1061